UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 20, 1999


                                     1-2981
                            (Commission File Number)



                               FIRSTAR CORPORATION

             (Exact name of Registrant as specified in its charter)

          WISCONSIN                                        39-1940778
    (State of incorporation)                            (I.R.S. Employer
                                                     Identification Number)

              777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (Address of Registrant's principal executive office)

                                  414-765-4321
                         (Registrant's telephone number)

ITEM 5.   OTHER MATTERS

          Firstar Corporation (the "Company") has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 and Amendment No. 1 thereto for the registration of $1,000,000,000 of debt securities and debt warrants, preferred shares and preferred share warrants, depositary shares, common stock and common stock warrants and units pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time of such securities in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act. The registration statement, as amended, was declared effective by the Commission on June 23, 1999.

          The Company proposes to enter into a Distribution Agreement (the "Distribution Agreement") with Merrill Lynch & Co.; Merrill Lynch, Pierce, Fenner & Smith Incorporated; Banc of America Securities, LLC; Bear, Stearns & Co. Inc.; Donaldson, Lufkin & Jenrette Securities Corporation; Credit Suisse First Boston Corporation; Goldman, Sachs & Co.; Lehman Brothers Inc.; Morgan Stanley & Co. Incorporated and Salomon Smith Barney Inc. (collectively, the "Agents") with respect to the issue and sale by the Company of up to U.S. $600,000,000 aggregate principal amount (or the equivalent thereof in any foreign currency) of its Medium-Term Notes, Series A, Due Nine Months or More from Date of Issue (the "Notes", and each issuance of a particular note thereunder, a "Note") under and pursuant to a senior indenture between the Company and Citibank, N.A., as Trustee, dated as of June 22, 1999 (the "Indenture"). The Notes may bear interest at a fixed rate (the "Fixed Rate Notes") or a floating rate (the "Floating Rate Notes"). The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) will be agreed upon between the Company and the applicable agent(s) and specified in a pricing supplement to the prospectus to be prepared by the Company in connection with each sale of Notes.

          The form of Distribution Agreement with respect to the Notes is filed as Exhibit 1.1 to this Current Report on Form 8-K. The form of opinion of Wachtell, Lipton, Rosen & Katz regarding certain federal income tax matters in connection with the Notes is filed as Exhibit 8.1 to this Current Report on Form 8-K. The forms of the Fixed Rate Notes and the Floating Rate Notes are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K.

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
ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          The following exhibits are filed herewith:

Exhibit                         Title
Number

1.1       Form of Distribution Agreement with respect to the Notes

8.1 Form of Opinion of Wachtell, Lipton, Rosen & Katz regarding certain federal income tax matters

99.1      Form of Fixed Rate Note

99.2      Form of Floating Rate Note


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
                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  FIRSTAR CORPORATION


                                  By:    /s/ Jennie P. Carlson
                                  Name:  Jennie P. Carlson
                                  Title: Senior Vice President, General Counsel
                                           and Secretary
Date:  July 19, 1999


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
                                  EXHIBIT INDEX

Exhibit Number                        Title

1.1             Form of Distribution Agreement with respect to the Notes

8.1 Form of Opinion of Wachtell, Lipton, Rosen & Katz regarding certain federal income tax matters

99.1            Form of Fixed Rate Note

99.2            Form of Floating Rate Note





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